Exhibit (k)(12)

AMENDMENT NO. 11
TO
ALLTEL CORPORATION PENSION PLAN
(January 1, 2001 Restatement)

WHEREAS, ALLTEL Corporation (the “Company”) maintains the ALLTEL Corporation Pension Plan, as amended and restated effective January 1, 2001, and as subsequently amended (the “Plan”); and

WHEREAS, the Company desires further to amend the Plan;

NOW THEREFORE, BE IT RESOLVED, that the Company hereby amends the Plan, effective as of December 31, 2004, as follows:

1.	Section 4.01(c) of Appendix MM of the Plan is amended to provide as follows:

(c)	Prior to its reduction as set forth in paragraph (b) above, the Benefit shall be computed as an amount payable for the life of the Member equal to the Benefit set forth in (1) or (2) below, whichever is applicable, but, in no event less than the amounts determined under (3), (4), or (5) below, whichever is applicable.

(1)	Reserved.

(2)	(A-1)	Monthly retirement Benefits for Members who retire from those job classifications listed in Table I below shall be in accordance with the Pension Band assigned to the Member’s job classification and the provisions of Section (2)(A-6) below:

TABLE I

PENSION BAND CLASSIFICATIONS
(EFFECTIVE JANUARY 1, 2005)

Job Classification	Pension Band
Accounting Machine Operator	7
Advanced Clerical	7
Assignment Clerk	7
Building Maintenance Mechanic	17
Building Service Attendant	7
Building Service Attendant and Monitor	7
Cable Technician	18
Cellular/Phone Center Technician	17
Clerk-Typist	7
Construction Technician	18
Customer Service Technician	17
Facility Technician	18
Frame Attendant	8
Large Systems Technician	19	*
Mail Carrier/Coin Collector	7
Mail Clerk	7
Materials Distribution Specialist	10

PENSION BAND CLASSIFICATIONS
(EFFECTIVE JANUARY 1, 2005)
(CONTINUED)

Job Classification	Pension Band
Service Representative	9
Small Systems Technician	13	*
Special Service Test Technician	18
Technician — Digital Services	18
Technician — Network Switching	18
Technician — Network Transport	18
Wire Installation Technician	1	*
Wire Technician	3	*

* Indicates Systems Employees for whom separate band rates are specified in Table II to calculate monthly retirement benefits.

PENSION BAND CLASSIFICATIONS
(EFFECTIVE OCTOBER 16, 2001 TO DECEMBER 31, 2004)

Job Classification	Pension Band
Accounting Machine Operator	3	(5*)
Advanced Clerical	4	(6*)
Apparatus Service Attendant	1	(8*)
Assignment Clerk	5
Building Maintenance Mechanic — Lincoln & Territory	17
Building Service Attendant	1	(5*)
Building Service Attendant and Monitor	1	(5*)
Cable Technician	18
Cellular/Phone Center Technician	17
Clerk-Typist	2	(5*)
Coin Collector — Lincoln & Territory	6
Commercial Representative — Lincoln & Territory	18
Communications Representative — Lincoln & Territory	21
Computer Operator	5
Control Clerk	13
Copy Center Operator	11
Customer Service Technician — Lincoln & Territory	17
Data Communications Technician	18
Data Entry Operator	1	(5*)
Dispatcher	19
Distribution Center Attendant	4	(9*)
Distribution Center Clerk	5
Distribution Center Trucker	12
Driver — Construction	16
Electronic Repair Center Radio Technician	19
Electronic Repair Center Technician	18
Equipment Operator	16
Equipment Repair Technician	17

PENSION BAND CLASSIFICATIONS
(EFFECTIVE OCTOBER 16, 2001 TO DECEMBER 31, 2004)
(CONTINUED)

Job Classification	Pension Band
Equipment Service Attendant	4	(11*)
Facilities Support Representative	9
Facility Technician — Lincoln & Hastings	18
Fleet Services Attendant	3	(8*)
Fleet Services Mechanic	17
Frame Attendant — Lincoln & Territory	8
General Clerk	11
General Repair Center Stock Clerk	17
Group Leader (Wage Schedule 01)	18
Group Leader (Wage Schedule 03)	19
Group Leader (Wage Schedule 11)	17
Group Leader (Wage Schedule 14)	4	(8*)
Group Leader (Wage Schedule 15)	5	(10*)
Group Leader (Wage Schedule 21)	1	(5*)
House Service Attendant	1	(2*)
Lamp and Key Technician	17
Large Systems Technician	19
Lounge Room Attendant	1	(2*)
Mail Carrier/Coin Collector	6
Mail Clerk	1
Materials Distribution Specialist — Seasonal	1
Materials Distribution Specialist Level 1	10
Materials Distribution Specialist Level 2	10
Materials Transportation Specialist Level 1	12
Materials Transportation Specialist Level 2	12
Network Analyst	19
Network Construction — Seasonal	1
Network Helper — Lincoln & Territory	5
Network Radio Technician — Lincoln & Territory	19
Network Technician — Lincoln & Territory	18
Outside Plant Technician	16
PBX Operator	5
PBX Technician — Lincoln & Territory	18
Receiving Clerk	5	(11*)
Receptionist	1
Repair Service Attendant	8
Senior Clerk — Lincoln & Territory	18
Service Clerk	5
Service Representative	9
Shipping Clerk	5	(11*)
Small Systems Technician	12
	(13 effective 05/01/02)
	(16 effective 05/20/02)
Stenographer	3	(5*)
Technician — Customer Fulfillment Level 1	18
Technician — Customer Fulfillment Level 2	18

PENSION BAND CLASSIFICATIONS
(EFFECTIVE OCTOBER 16, 2001 TO DECEMBER 31, 2004)
(CONTINUED)

Job Classification	Pension Band
Technician — Digital Services Level 1	18
Technician — Digital Services Level 2	18
Technician — Network Construction Level 1	18
Technician — Network Construction Level 2	18
Technician — Network Switching Level 1	18
Technician — Network Switching Level 2	18
Technician — Network Transport Level 1	18
Technician — Network Transport Level 2	18
Technician — Service Assurance Level 1	18
Technician — Service Assurance Level 2	18
Telephone Repair Center Test Technician	18
Toll Investigation Clerk	6
Tool and Furniture Repairer	17
Trouble Analyst	18
Wire Installation Technician	1
Wire Technician	3

* Pension Band numbers in parenthesis are applicable only to members who have been in the job classification continuously from October 15, 1983.

(A-2)	As similarly situated new job classifications are adopted by the Employer, or existing job classifications are deleted by the Employer, the Committee may, by resolution, incorporate such additions or deletions appropriately into Table I above.

(A-3)	The retirement Benefit of a Member promoted or transferred to a job classification in a higher Pension Band shall be determined for all years of service on the basis of the monthly Benefit of the higher band after 60 consecutive months in such band. In the event a period of 60 consecutive months is not completed subsequent to such promotion or transfer, the monthly Benefit shall be determined on the basis of the Pension Band from which such Member was first promoted or transferred during such 60-month period for all service prior to such promotion or transfer, plus the monthly Benefit of the band or bands to which promoted or transferred for all service in such band or bands. For purposes of this paragraph, promotions and transfers are defined as changes in job classification or location involving a change to a higher Pension Band.

(A-4)	The retirement Benefit of a Member who was demoted or transferred to a job classification in a lower Pension Band will be determined for all years of service on the basis of the monthly benefit of the higher band, as in effect at the time of the demotion or transfer, until such time as the monthly Benefit of the lower band produces a higher benefit, providing the Employee had been in the higher band for a period of at least 60 consecutive months. If the period of Credited Service in the higher band was less than 60 consecutive months, the retirement Benefit for that portion of the Member’s Credited Service shall be determined at the greater of:

the then current monthly Benefit of the higher band, as in effect at the time of the demotion or transfer; or the current monthly Benefit applicable to the lower band;

and the remaining portion of the Member’s Credited Service shall be determined at the current monthly Benefit rate applicable to the lower band. For purposes of this paragraph, demotions and transfers are defined as changes in job classification or location involving a change to a lower Pension Band.

(A-5)	The retirement Benefit of a Member promoted, demoted, or transferred after December 31, 1980, to a job classification listed in Table I above from another job classification not so listed, and who then retires within 60 months, shall be the sum of (i) the retirement Benefit determined under the provisions of the Plan other than this Appendix MM as of the last day in the former non-listed job classification; plus (ii) the amount determined under the provisions of this subsection (2)(A) for Credited Service in the new job classification. If such Member retires more than 60 months after such promotion, demotion, or transfer, the retirement Benefit shall be the greater of (i) the amount determined under the provisions of this subsection (2)(A) for all years of service, or (ii) an amount determined in the manner described above for a Member who retires within 60 months after such promotion, demotion, or transfer.

(A-6)	The tables in this Section set forth monthly retirement values per year of Credited Service for each Pension Band and are applicable to retirements commencing in the years as specified in the tables. The three columns in each table set forth values, by year of retirement, to be multiplied by the applicable number of years of Credited Service.

(i)	The rates in column (1) are applicable to the first 25 years, or portion thereof.

(ii)	The rates in column (2) are applicable only to the next succeeding 5 years, or portion thereof (years 25.001 through 30).

(iii)	The rates in column (3) are applicable only to the years in excess of 30.

Monthly retirement Benefits shall be equal to the sum of the products of (i), (ii), and (iii) above.

TABLE II
OF APPENDIX MM

TABLE OF MONTHLY RETIREMENT BENEFITS
APPLICABLE TO RETIREMENTS (OTHER THAN FOR SYSTEMS EMPLOYEES)
COMMENCING ON OR AFTER
JANUARY 1, 2005 AND SUBSEQUENT YEARS

	(1)	(2)	(3)
PENSION	FIRST 25	YEARS 25.001	YEARS AFTER
BAND	YEARS[1]	THROUGH 30[1]	30.001[1]
1 - 6	No Longer Used	No Longer Used	No Longer Used
7	33.52/34.19/34.87	35.22/35.93/36.65	36.89/37.63/38.38
8	34.66/35.35/36.06	36.39/37.12/37.86	38.15/38.91/39.69
9	35.80/36.52/37.25	37.59/38.34/39.11	39.37/40.16/40.96
10	36.90/37.64/38.39	38.79/39.57/40.36	40.61/41.41/42.24
11	38.03/38.79/39.57	39.96/40.76/41.58	41.86/42.70/43.55
12	39.16/39.94/40.74	41.13/41.95/42.79	43.07/43.94/44.82
13	40.31/41.11/41.93	42.31/43.16/44.02	44.34/45.23/46.13
14	41.46/42.29/43.14	43.49/44.36/45.25	45.57/46.49/47.42
15	42.54/43.40/44.27	44.69/45.58/46.15	46.80/47.73/48.68
16	43.68/44.55/45.44	45.88/46.80/47.74	48.05/49.01/49.99
17	44.81/45.70/46.61	47.03/47.97/48.93	49.30/50.28/51.29
18	45.93/46.85/47.79	48.25/49.21/50.19	50.51/51.52/52.55
19	47.04/47.98/48.94	49.40/50.39/51.40	51.77/52.80/53.86
20	48.20/49.16/50.14	50.61/51.62/52.65	53.05/54.11/55.19
21	49.33/50.31/51.32	51.81/52.89/53.95	54.25/55.34/56.45

[1]	In the xx/xx/xx format, the first number is the pension band used for retirements in 2005; the second number for retirements in 2006; and the third for retirements in 2007 and thereafter.

TABLE II
OF APPENDIX MM
(CONTINUED)

TABLE OF MONTHLY RETIREMENT BENEFITS
APPLICABLE TO RETIREMENTS (OTHER THAN FOR SYSTEMS EMPLOYEES)
COMMENCING JANUARY 1, 2002 THROUGH DECEMBER 31, 2004 AND RETIREMENTS
FOR SYSTEMS EMPLOYEES COMMENCING JANUARY 1, 2002 AND THEREAFTER

	(1)	(2)	(3)
PENSION	FIRST 25	YEARS 25.001	YEARS AFTER
BAND	YEARS	THROUGH 30	30.001
1	$26.22	$27.54	$28.84
2	27.31	28.71	30.07
3	28.45	29.87	31.30
4	29.57	31.02	32.52
5	30.66	32.18	33.70
6	31.77	33.33	34.93
7	32.86	34.53	36.17
8	33.98	35.68	37.40
9	35.10	36.85	38.60
10	36.18	38.03	39.80
11	37.28	39.18	41.04
12	38.39	40.32	42.23
13	39.52	41.48	43.47
14	40.65	42.64	44.68
15	41.71	43.81	45.88
16	42.82	44.98	47.11
17	43.93	46.11	48.33
18	45.03	47.30	49.52
19	46.12	48.43	50.75
20	47.25	49.62	52.01
21	48.36	50.79	53.19

(B)	Reserved.

(3)	With respect to an Employee who has completed 20 years of Credited Service, the minimum normal retirement Benefit shall be One Hundred and Fifty Dollars ($150) per month. Effective January 1, 1979, the minimum monthly normal retirement Benefit with respect to an Employee who has completed at least 20 years of Credited Service shall be the amount stated in the following table:

TOTAL YEARS OF	MINIMUM
CREDITED SERVICE	MONTHLY BENEFIT
20 But Less Than 21 Years	$152.50
21 But Less Than 22 Years	162.50
22 But Less Than 30 Years	170.00
30 But Less Than 40 Years	180.00
40 or More Years	190.00

(4)	With respect to an Employee who has completed at least 15 years but less than 20 years of Credited Service, the minimum normal retirement Benefit shall be Seven Dollars and Fifty Cents ($7.50) per month for each year of Credited Service.

(5)	Reserved.

(6)	Reserved.

2.             Effective as of February 20, 2004, Section 13 of the Plan is amended by adding the following Section 13.45 thereto:

13.45	Employees of CellCom/New-Cell, Inc. (as indicated in 13.45(k))

(a)	Effective Date – February 20, 2004.

(b)	Account — None.

(c)	Minimum Normal Retirement Pension — None.

(d)	Minimum Early Retirement Pension — None.

(e)	Minimum Disability Retirement Pension — None.

(f)	Minimum Deferred Vested Pension — None.

(g)	Minimum Death Benefit — None.

(h)	Prior Plan Offset — Not Applicable.

(i)	Provision Relative to Section 401(a)(12) of the Code — Not Applicable.

(j)	Miscellaneous — See APPENDIX VV — SPECIAL PROVISIONS APPLICABLE TO CERTAIN EMPLOYEES OF CELLCOM/NEW-CELL, INC., which follows immediately hereafter.

(k)	Affected Employees –

Name	EE Number
Barbara Kraetsch	0086781
Yvette Ingalls	0086772
Shellee Sabatke	0086785
Vicki Kolpack	0086841
Rhoda Zupon	0086843
Nicki Myre	0086796
Stephanie Malakowsky	0086783
Michelle Lau	0086837
Josh Isaacson	0086774
Elizabeth Lau	0086847
Steve DeCloux	0086769
Amy Hildebrand	0086853

APPENDIX VV
SPECIAL PROVISIONS APPLICABLE TO CERTAIN EMPLOYEES
OF
CELLCOM/NEW-CELL, INC.

Effective as of February 20, 2004, certain employees of CellCom/New-Cell, Inc. (“CellCom”) became employees of the Controlled Group.

Notwithstanding any other provision of the Plan, effective February 20, 2004, the Plan is modified as set forth below with respect to the active employees of CellCom listed in 13.45(k) who became employees of the Controlled Group on February 20, 2004.

A.	Section 1.07 is modified by adding to the definition thereof the following:

1.07VV	“Basic Compensation” shall include only amounts earned on or after February 20, 2004.

B.	Section 1.14 is modified by adding to the definition thereof the following:

1.14VV	“Compensation” shall include only amounts earned on or after February 20, 2004.

C.	Section 1.37(g) is modified as follows:

1.37(g)VV	Vesting Service

(a)	A Participant’s eligibility for benefits under the Plan shall be determined by his period of Vesting Service, in accordance with the following:

(i)	Service Prior to February 20, 2004: An Employee’s period(s) of employment with CellCom prior to February 20, 2004, shall be counted as Vesting Service to the extent that such periods would have counted under the Plan if such employment had been with the Company.

(ii)	Service From and After February 20, 2004: In accordance with the provisions of Section 1.37(g).

(iii)	Notwithstanding any other provision of the Plan, there shall be no duplication of Vesting Service (or Vesting Years of Service) by reason of any restoration of, crediting of, or granting of service in respect of any single period or otherwise.

D.	Section 1.37(d) is modified as follows:

1.37(d)VV	Benefit Service

(a)	The amount of the benefit payable to or on behalf of a Participant shall be determined on the basis of his Benefit Service, in accordance with the following:

(i)	Benefit Service Prior to February 20, 2004: None.

(ii)	Benefit Service From and After February 20, 2004: In accordance with the provisions of Section 1.37(d).

E.	Section 1.37(f) is modified as follows:

1.37(f)VV	Eligibility Year of Service

(a)	A Participant’s Eligibility Years of Service under the Plan shall be determined in accordance with the following:

(i)	Service Prior to February 20, 2004: An Employee’s period(s) of employment with CellCom prior to February 20, 2004, shall be counted as Eligibility Years of Service to the extent that such periods would have counted under the Plan if such employment had been with the Company.

(ii)	Service From and After February 20, 2004: In accordance with the provisions of Section 1.37(f).

(iii)	Notwithstanding any other provision of the Plan, there shall be no duplication of Eligibility Years of Service under the Plan by reason of any restoration of, crediting of, or granting of service in respect of any single period or otherwise.

3.             Effective as of November 1, 2004, Section 13 of the Plan is amended by adding the following Section 13.46 thereto:

13.46	Employees of MobileTel, LLC

(a)	Effective Date – November 1, 2004.

(b)	Account — None.

(c)	Minimum Normal Retirement Pension — None.

(d)	Minimum Early Retirement Pension — None.

(e)	Minimum Disability Retirement Pension — None.

(f)	Minimum Deferred Vested Pension – None

(g)	Minimum Death Benefit — None.

(h)	Prior Plan Offset — Not Applicable.

(i)	Provision Relative to Section 401(a)(12) of the Code — Not Applicable.

(j)	Miscellaneous — See APPENDIX WW — SPECIAL PROVISIONS APPLICABLE TO CERTAIN EMPLOYEES OF MOBILETEL, LLC, which follows immediately hereafter.

APPENDIX WW
SPECIAL PROVISIONS APPLICABLE TO CERTAIN EMPLOYEES
OF
MOBILETEL, LLC

Effective as of November 1, 2004, certain employees of MobileTel, LLC became employees of the Controlled Group.

Notwithstanding any other provision of the Plan, effective November 1, 2004, the Plan is modified as set forth below with respect to active employees of MobileTel, LLC who became employees of the Controlled Group on November 1, 2004.

A.	Section 1.07 is modified by adding to the definition thereof the following:

1.07WW	“Basic Compensation” shall include only amounts earned on or after November 1, 2004.

B.	Section 1.14 is modified by adding to the definition thereof the following:

1.14WW	“Compensation” shall include only amounts earned on or after November 1, 2004.

C.	Section 1.37(g) is modified as follows:

1.37(g)WW	Vesting Service

(a)	A Participant’s eligibility for benefits under the Plan shall be determined by his period of Vesting Service, in accordance with the following:

(i)	Service Prior to November 1, 2004: An Employee’s period(s) of employment with MobileTel, LLC prior to November 1, 2004, shall be counted as Vesting Service to the extent that such periods would have counted under the Plan if such employment had been with the Company.

(ii)	Service From and After November 1, 2004: In accordance with the provisions of Section 1.37(g).

(iii)	Notwithstanding any other provision of the Plan, there shall be no duplication of Vesting Service (or Vesting Years of Service) by reason of any restoration of, crediting of, or granting of service in respect of any single period or otherwise.

D.	Section 1.37(d) is modified as follows:

1.37(d)WW	Benefit Service

(a)	The amount of the benefit payable to or on behalf of a Participant shall be determined on the basis of his Benefit Service, in accordance with the following:

(i)	Benefit Service Prior to November 1, 2004: None.

(ii)	Benefit Service From and After November 1, 2004: In accordance with the provisions of Section 1.37(d).

E.	Section 1.37(f) is modified as follows:

1.37(f)WW	Eligibility Year of Service

(a)	A Participant’s Eligibility Years of Service under the Plan shall be determined in accordance with the following:

(i)	Service Prior to November 1, 2004: An Employee’s period(s) of employment with Mobiletel, LLC prior to November 1, 2004, shall be counted as Eligibility Years of Service to the extent that such periods would have counted under the Plan if such employment had been with the Company.

(ii)	Service From and After November 1, 2004: In accordance with the provisions of Section 1.37(f).

(iii)	Notwithstanding any other provision of the Plan, there shall be no duplication of Eligibility Years of Service under the Plan by reason of any restoration of, crediting of, or granting of service in respect of any single period or otherwise.

4.             Effective as of December 1, 2004, Section 13 of the Plan is amended by adding the following Section 13.47 thereto:

13.47	Employees of United States Cellular Corporation

(a)	Effective Date – December 1, 2004.

(b)	Account — None.

(c)	Minimum Normal Retirement Pension — None.

(d)	Minimum Early Retirement Pension — None.

(e)	Minimum Disability Retirement Pension — None.

(f)	Minimum Deferred Vested Pension — None.

(g)	Minimum Death Benefit — None.

(h)	Prior Plan Offset — Not Applicable.

(i)	Provision Relative to Section 401(a)(12) of the Code — Not Applicable.

(j)	Miscellaneous — See APPENDIX XX — SPECIAL PROVISIONS APPLICABLE TO CERTAIN EMPLOYEES OF UNITED STATES CELLULAR CORPORATION, which follows immediately hereafter.

APPENDIX XX
SPECIAL PROVISIONS APPLICABLE TO CERTAIN EMPLOYEES
OF
UNITED STATES CELLULAR CORPORATION

Effective as of December 1, 2004, certain employees of United States Cellular Corporation became employees of the Controlled Group.

Notwithstanding any other provision of the Plan, effective December 1, 2004, the Plan is modified as set forth below with respect to active employees of United States Cellular Corporation who became employees of the Controlled Group either on December 1, 2004 or pursuant to the Purchase Agreement between United States Cellular Corporation and the Company effective December 1, 2004.

A.	Section 1.07 is modified by adding to the definition thereof the following:

1.07XX	“Basic Compensation” shall include only amounts earned on or after December 1, 2004.

B.	Section 1.14 is modified by adding to the definition thereof the following:

1.14XX	“Compensation” shall include only amounts earned on or after December 1, 2004.

C.	Section 1.37(g) is modified as follows:

1.37(g)XX	Vesting Service

(a)	Participant’s eligibility for benefits under the Plan shall be determined by his period of Vesting Service, in accordance with the following:

(i)	Service Prior to December 1, 2004: An Employee’s period(s) of employment with United States Cellular Corporation prior to December 1, 2004, shall be counted as Vesting Service to the extent that such periods would have counted under the Plan if such employment had been with the Company.

(ii)	Service From and After December 1, 2004: In accordance with the provisions of Section 1.37(g).

(iii)	Notwithstanding any other provision of the Plan, there shall be no duplication of Vesting Service (or Vesting Years of Service) by reason of any restoration of, crediting of, or granting of service in respect of any single period or otherwise.

D.	Section 1.37(d) is modified as follows:

1.37(d)XX	Benefit Service

(a)	The amount of the benefit payable to or on behalf of a Participant shall be determined on the basis of his Benefit Service, in accordance with the following:

(i)	Benefit Service Prior to December 1, 2004: None.

(ii)	Benefit Service From and After December 1, 2004: In accordance with the provisions of Section 1.37(d).

E.	Section 1.37(f) is modified as follows:

1.37(f)XX	Eligibility Year of Service

(a)	A Participant’s Eligibility Years of Service under the Plan shall be determined in accordance with the following:

(i)	Service Prior to December 1, 2004: An Employee’s period(s) of employment with United States Cellular Corporation prior to December 1, 2004, shall be counted as Eligibility Years of Service to the extent that such periods would have counted under the Plan if such employment had been with the Company.

(ii)	Service From and After December 1, 2004: In accordance with the provisions of Section 1.37(f).

(iii)	Notwithstanding any other provision of the Plan, there shall be no duplication of Eligibility Years of Service under the Plan by reason of any restoration of, crediting of, or granting of service in respect of any single period or otherwise.

     IN WITNESS WHEREOF, the Company, by its duly authorized officer, has caused this Amendment No. 11 to ALLTEL Corporation Pension Plan (January 1, 2001 Restatement) to be executed on this 13th day of December, 2004.

ALLTEL CORPORATION
By:	/s/ Scott T. Ford
	Title:	President and Chief Executive Officer